FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED MARCH 16, 2020 TO THE SUMMARY PROSPECTUSES AND
PROSPECTUS FOR THE GRANDEUR PEAK GLOBAL MICRO CAP FUND AND GRANDEUR
PEAK INTERNATIONAL OPPORTUNITIES FUND (EACH A "FUND," AND TOGETHER,
THE "FUNDS") DATED AUGUST 31, 2019

Effective March 18, 2020, the Grandeur Peak Global Micro Cap Fund will reopen to shareholders who currently hold a position in the Fund. Financial advisors with clients in the Fund will be able to invest in the Fund for both existing as well as new clients. The Fund is already open to all participants of retirement plans currently holding a position in the Fund.

Also, effective March 18, 2020, the Grandeur Peak International Opportunities Fund will reopen through financial intermediaries to financial advisors who currently hold a position in the Fund. Financial advisors with clients in the Fund will be able to invest in the Fund for both existing as well as new clients. The Fund is already open to all participants in existing retirement plans in the Fund. The Fund is also already open to both existing and new shareholders who purchase directly from Grandeur Peak Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE